Exhibit 10.16

This stamp paper forms part and parcel of Personal Guarantee of Mr. Karan A. Chanana.

/s/ Karan A. Chanana

GUARANTEE

THIS DEED OF GUARANTEE executed at the placer and on the day, month and year set out in the Schedule hereof by the Guarantors (as defined hereinafter)

in favour of

ICICI BANK LIMITED, a public company incorporated under the Companies Act, 1956 and a banking company within the meaning of the Banking Regulation Act, 1949, having its Registered Office at Landmark, Race Course Circle, Vadodara 390 007 and its corporate office at ICICI Bank Towers, Bandra Kuria Complex, Bandra, Mumbai 400 051 and amongst others, a branch / office specified in the Schedule hereof (hereinafter referred to as the “Bank”, which expression shall, unless it be repugnant to the subject or context thereof, include its successors and assigns).

WHEREAS:

(1)(1) By facility agreement/s made on the day, month and year as indicated in the Schedule hereof entered into between the Bank and the borrower, more specifically described in the Schedule hereof (the “Borrower”) (a copy of which has been made available to the Guarantors), the Bank has agreed to grant / extend to the Borrower and the Borrower has agreed to avail financial assistances / facilities (the “Facilities”, which expression shall include all modifications made thereto / renewals, from time to time) up to the amounts specified in the Schedule hereof, on the terms and conditions contained in the aforesaid facility agreement and the other Transaction Documents.

OR

(2)The borrowers who fulfill the eligibility criteria as prescribed by the Bank from time to time, and sourced by the Guarantor in accordance with the Service Provider Agreement executed between Bank and the Guarantor, (hereinafter collectively and severally referred to as “Borrower”) have approached/applied /shall approach/apply to any of the Bank’s authorized representatives through application(s) in a form as prescribed by Bank, requesting the Bank to grant / extend financial assistances / facilities as approved by Bank/the amount / limit specified in the Schedule hereof (the “Facilities”, which expression shall include all modifications made thereto / renewals, from time to time) to the Borrower for the purposes stated, and subject to the terms and conditions, specified and/or referred to, in such application(s) and the other Transaction Documents, the terms, conditions and provisions whereof have been noted by the Guarantors.

OR

(3)(1) The borrowers, more specifically described in the Schedule hereof (collectively, the “Borrower”), has / have, on the day, month and year as indicated in the Schedule hereof, filled in and submitted to the Bank at its branch / office specified in the Schedule hereof, or to any of the Bank’s authorized representatives, application(s) requesting the Bank to grant / extend financial assistances / facilities not exceeding the amount / limit specified in the Schedule hereof (the “Facilities”, which expression shall include all modifications made thereto / renewals, from time to time) to the Borrower for the purposes stated, and subject to the terms and conditions specified and/or referred to, in such application(s) and the other Transaction Documents, the terms, conditions and provisions whereof have been noted by the Guarantors.

(4)(1a) The Guarantors and the Bank have also entered into (5)Vikas Sahayogi agreement / service provider agreement/ managing & collection agency agreement, on the day, month and year specified in the Schedule hereof (the “Agreement”) for performance of certain functions in relation to the Facilities provided / to be provided to the Borrower.

(1c) One of the conditions of the Facility Documents is that the Facilities together with all interest,

(1)  Applicable when there is a facility agreement executed in relation to the facility

(2)  Applicable in case of FLDG being executed upfront at time of limit set up for the Service Provider/Vikas Sahayogi

(3)  Applicable when an “application” only is available in relation to the facility & no facility agreement is executed

(4)  Applicable when credit franchisee or M & C Agent is giving this guarantee for the borrower’s obligations — delete if not applicable

(5)  Delete whichever is not applicable

commission, costs, charges, expenses and all other monies, including any increase as a result of revaluation / devaluation / fluctuation or otherwise in the rates of exchange of foreign currencies involved, whatsoever stipulated in or payable under the Facility Documents shall be secured by, inter alia, guarantee from the Guarantors.

(ld)(A) The expression “Guarantors” means the persons named in the Schedule hereof; the expression “Guarantors” shall, unless it be repugnant to the subject or as the context may permit or require, include, (i) in the case of a company or a society registered under the applicable laws relating to societies, its successors and permitted assigns, (ii) in the case of a partnership firm within the meaning of the Indian Partnership Act, 1932, any or each of the partners and survivor(s) of them and the partners from time to time (both in their personal capacity and as partners of the firm) and their respective heirs, legal representatives, executors, administrators and permitted assigns, successors of the firm; (iii) in the case of a proprietary concern, the proprietor / proprietress (both in his / her personal capacity and as proprietor / proprietress of the concern) and his / her their respective heirs, legal representatives, executors, administrators and permitted assigns, successors of the concern, (iv) in the case of a joint HUF, the Karta of the joint HUF and any or each of the adult members / coparceners of the joint HUF and the survivor(s) of them and their respective heirs, legal representatives, executors, administrators and permitted assigns, successors, (v) in the case of an individual, his / her / their respective heirs, legal representatives, executors, administrators and permitted assigns, (vi) in the case of a trust, the trust / trustee(s) for the time being, its successors and permitted assigns. The expression “Guarantors” shall, as the subject or context may permit or require, mean any or each of the Guarantors.

(Id)(B) The expression “this Guarantee” shall mean and include this guarantee, the documents in relation to security if any required to be created by the Guarantors, all other related documents; such expression shall also include all amendments made thereto from time to time. (Id)(C) All applications, facility agreement, and the other Transaction Documents are hereinafter referred to as the “Facility Documents”; such expression shall include all amendments made thereto from time to time.

(2)           At the request of the Guarantors, the Bank has agreed to grant / extend the Facilities to the Borrower.

NOW THIS DEED WITNESSETH AS FOLLOWS:

In consideration of the premises, the Guarantors hereby unconditionally, absolutely and irrevocably guarantee to and agree with the Bank as follows:

1.     The Bank shall have the sole discretion to permit drawals by the Borrower under the Facilities at such time, on such conditions and in such manner as the Bank may decide.

2.     The Borrower shall duly and punctually repay / pay the Facilities together with all interest, commission, costs, charges, expenses and all other monies including any increase as a result of revaluation / devaluation / fluctuation or otherwise in the rates of exchange of foreign currencies involved, whatsoever stipulated in or payable under the Facility Documents, and perform and comply with all the other terms, conditions and covenants contained in the Facility Documents.

3.     (a)  In the event of any default on the part of the Borrower in payment / repayment of any of the moneys referred to Clause 2 above, or in the event of any default on the part of the Borrower to comply with or perform any of the terms, conditions and covenants contained in the Facility Documents, the Guarantors shall, upon demand to the Guarantors, forthwith pay to the Bank without demur all/part of the amounts as demanded by the Bank payable by the Borrower under the Facility Documents. Any such demand made by the Bank on the Guarantors shall be final, conclusive and binding notwithstanding any difference or any dispute between the Bank and the Borrower / arbitration or any other legal proceedings, pending before any court, tribunal, arbitrator or any other authority. The enforcement of this Guarantee in part by the Bank, for any reason whatsoever, shall not amount to discharge of the obligations of the Guarantor under this Guarantee to the extent of the balance (unenforced) amount(s) of the Guarantee.

(3)(b)      In the event of failure by the Guarantors to make payment as stated above, the Guarantors shall pay default interest at the same rate/s as specified in relation to the Facilities for the Borrower till receipt of the aforesaid amounts by the Bank to its satisfaction.

4.     The Guarantors shall also indemnify and keep the Bank indemnified against all losses, damages, costs, claims and expenses whatsoever which the Bank may suffer, pay or incur by reason of or in connection with any default on the part of the

Borrower and/or the Guarantors in performance of their respective obligations under the Facility Documents and this Guarantee, including legal proceedings taken against the Borrower and/or the Guarantors for recovery of the moneys referred to in Clauses 2 and 3 above.

5.     The Guarantors hereby represent, warrant and confirm that:

(a)   The Guarantors have the competence and power to execute this Guarantee;

(b)   The Guarantors have done all acts, conditions and things required to be done, fulfilled or performed, and all authorisations required or essential for the execution of this Guarantee or for the performance of the Guarantors’ obligations in terms of and under this Guarantee have been done, fulfilled, obtained, effected and performed and are in full force and effect and no such authorisation has been, or is threatened to be, revoked or cancelled;

(c)   This Guarantee has been duly and validly executed by the Guarantors or on behalf of the Guarantors and this Guarantee constitutes legal, valid and binding obligations of the Guarantors;

(d)   The entry into, delivery and performance by the Guarantors of, and the transactions contemplated by, this Guarantee do not and will not conflict : (i) with any law; (ii) with the constitutional documents, if any, of the Guarantors; or (iii) with any document which is binding upon the Guarantors or on any of their assets;

(e)   All amounts payable by the Guarantors under this Guarantee will be made free and clear of and without deduction / withholding for or on account of any tax or levy and without any set off;

(f)    (i)    The execution or entering into by the Guarantors of this Guarantee constitute, and performance of their obligations under this Guarantee will constitute, private and commercial acts done and performed for private and commercial purposes; (ii) The Guarantors are not, will not be entitled to, and will not claim immunity for themselves or any of their assets from suit, execution, attachment or other legal process in any proceedings in relation to this Guarantee;

(g)   The Guarantors’ confirmation on governing law as provided in Clause 24 hereof, is legal, valid and binding on the Guarantors;

(h)   No litigation, arbitration, administrative or other proceedings are pending or threatened against the Guarantors or their assets, which, if adversely determined, might have a Material Adverse Effect in relation to Guarantors;

(i)    (i) All information communicated to or supplied by or on behalf of the Guarantors to the Bank from time to time in form and manner acceptable to the Bank, are true and fair / true, correct and complete in all respects as on the date on which it was communicated or supplied;

(ii)   Nothing has occurred since the date of communication or supply of any information to the Bank which renders such information untrue or misleading in any respect;

(j)    in the event of any disagreement or dispute between the Bank and the Guarantors regarding the materiality or reasonableness of any matter including of any event, occurrence, circumstance, change, fact, information, document, authorisation, proceeding, act, omission, claims, breach, default or otherwise, the opinion of the Bank as to the materiality or reasonableness of any of the foregoing shall be final and binding on the Guarantors.

6.     The Guarantors hereby agree that, without the concurrence of the Guarantors, the Borrower and the Bank shall be at liberty to vary, alter or modify the terms and conditions of the Facility Documents and in particular to defer, postpone or revise the repayment of the Facilities and/or payment of interest and other monies payable by the Borrower to the Bank on such terms and conditions as may be considered necessary by the Bank including any increase in the rate of interest. The Bank shall also be at liberty to absolutely dispense with or release all or any of the security / securities furnished or required to be furnished to the Bank to secure the Facilities and/or the obligations of the Guarantors under this Guarantee. The Guarantors agree that the liability under this Guarantee shall in no manner be affected by any such variations, alterations, modifications, waiver, dispensation with or release of security, and that no further consent of the Guarantors is required for giving effect to any such variation, alteration, modification, waiver, dispensation with, or release of security.

7.     The Bank shall have full liberty, without notice to the Guarantors and without in any way affecting this Guarantee, to exercise at any time and in any manner any power or powers reserved to the Bank under the Facility Documents, to enforce or forbear to enforce payment of the Facilities or any part thereof or interest or other moneys due to the Bank from the Borrower or any of the remedies or securities available to the Bank, to enter into any composition or compound with or to grant time or any other indulgence or facility to the Borrower, to give / grant temporary or extra overdrafts or other advances / credit facilities to the Borrower and to appropriate payments made to it by the Borrower towards repayment / payment of such overdrafts / advances / credit facilities from time to time and the

Guarantors shall not be entitled to question such appropriation or to require the Bank to appropriate such payments towards previous disbursals under the Facilities so as to reduce the liability of the Guarantors hereunder on account of any such payments AND the Guarantors shall not be released by the exercise by the Bank of their liberty in regard to the matters referred to above or by any act or omission on the part of the Bank or by any other matter or thing whatsoever which under the law relating to sureties would but for this provision have the effect of so releasing the Guarantors AND the Guarantors hereby waive in favour of the Bank so far as may be necessary to give effect to any of the provisions of this Guarantee, all the suretyship and other rights which the Guarantors might otherwise be entitled to enforce. The Guarantors also agree that they will not be entitled to the benefit of subrogation vis-a-vis securities or otherwise until all the monies due to the Bank under the Facilities are fully repaid / paid.

8.     This Guarantee shall be enforceable against the Guarantors notwithstanding that any post-dated cheques, negotiable instruments, security and/or securities comprised in any instrument(s) executed or to be executed in favour of the Bank shall, at the time when the proceedings are taken against the Guarantors on this Guarantee, be outstanding or unrealised or lost.

9.     The Guarantors hereby agree and give consent to the sale, mortgage on prior, pari-passu or subsequent charge basis, release etc., of any of the assets by the Borrower and/or the Guarantors from time to time as may be approved by the Bank or the transfer of any of the assets of the Borrower and/or the Guarantors from one unit to the other or to the release or lease out by the Bank any or whole of the assets charged to the Bank / its trustee / nominee on such terms and conditions as the Bank may deem fit and this may be treated as a standing and continuing consent for each and every individual act of transfer, mortgage, release or lease of any of such assets of the Borrower and/or the Guarantors. The Guarantors hereby declare and agree that no separate consent for each such transfer, mortgage, release or lease any of such assets would be necessary in future.

10.   The Guarantors hereby agree and declare that the Borrower will be free to avail of further loan(s) or other facilities from the Bank or any other person in addition to the Facilities and/or to secure the same during the subsistence of this Guarantee and in that event the guarantee herein contained will not be affected or vitiated in any way whatsoever but will remain in full force and effect and binding on the Guarantors.

11.   The rights of the Bank against the Guarantors shall remain in full force and effect notwithstanding any arrangement which may be reached between the Bank and the other guarantor(s), if any, or notwithstanding the release of that other or others from liability and notwithstanding that any time hereafter the other guarantor(s) may cease for any reason whatsoever to be liable to the Bank, the Bank shall be at liberty to require the performance by the Guarantors of their obligations hereunder to the same extent in all respects as if the Guarantors had at all times been solely liable to perform the said obligations.

12.   To give effect to this Guarantee, the Bank may act as though the Guarantors were the principal debtors to the Bank.

13.   The Guarantors hereby declare and agree that they have not received and shall not, without the prior consent in writing of the Bank receive any security or commission from the Borrower for giving this Guarantee so long any monies remain due and payable by the Borrower to the Bank under the Facility Documents.

14.   The Guarantors shall not in the event of the liquidation / insolvency of the Borrower prove in competition with the Bank in the liquidation / insolvency proceedings.

15.   A certificate in writing signed by a duly authorised official of the Bank shall be conclusive evidence against the Guarantors of the amount for the time being due to the Bank from the Borrower / the Guarantors in any action or proceeding brought on this Guarantee against the Guarantors.

16.   This Guarantee shall not be wholly or partially satisfied or exhausted by any payments made to or settled with the Bank by the Borrower and shall be valid and binding on the Guarantors and operative until repayment in full of all moneys due to the Bank under the Facility Documents.

17.   This Guarantee shall be irrevocable and the obligations of the Guarantors hereunder shall not be conditional on the receipt of any prior notice by the Guarantors or by the Borrower and the demand or notice by the Bank as provided in Clause 23 hereof shall be sufficient notice to or demand on the Guarantors.

18.         The liability of the Guarantors under this Guarantee shall not be affected by: (i) any change in the constitution or winding up of the Borrower / the Guarantors or any absorption, merger or amalgamation of the Borrower / the Guarantors with any other company, corporation or concern; or (ii) any change in the management of the Borrower / the Guarantors or take over of the management of the Borrower / the Guarantors by Central or State Government or by any other authority; or (iii) acquisition or nationalisation of the Borrower / the Guarantors and/ or of any of its undertaking(s) pursuant to any law; or (iv) any change in the constitution of the Bank; or (v) bankruptcy / insolvency / death of the Guarantors / the Borrower; or (vi) the absence or deficiency of powers on the part of the Guarantors to give guarantees and/or indemnities or any irregularity in the exercise of such powers. The Guarantors undertake not to revoke this Guarantee during the subsistence of the Facilities and the Facility Documents.

19.         This Guarantee shall be a continuing one and shall remain in full force and effect till such time the Borrower repays / pays in full the Facilities together with all interest, commission, costs, charges, expenses and all other monies including any increase as a result of revaluation / devaluation / fluctuation or otherwise in the rates of exchange of foreign currencies involved, whatsoever stipulated in or payable under the Facility Documents.

20.         The Bank and its group companies shall have the paramount right of set-off and lien, irrespective of any other lien or charge, present as well as future, on the’ deposits of any kind and nature (including fixed deposits) held/ balances lying in any accounts of the Guarantors, whether in single name or joint name(s), and on any monies, securities, bonds and all other assets, documents and properties held by / under the control of the Bank and/or its group companies (whether by way of security or otherwise pursuant to any contract entered/ to be entered into by the Guarantors in any capacity), to the extent of all outstanding dues, whatsoever, arising as a result of any of the Bank’s and/or its group companies’ services extended to and/or used by the Guarantors and/or as a result of any other facilities that may be granted by the Bank and/or its group companies to the Guarantors. The Bank and/ or its group companies are entitled without any notice to the Guarantors to settle any indebtedness whatsoever owed by the Guarantors to the Bank and/or its group companies, (whether actual or contingent, or whether primary or collateral, or whether joint and/or several) hereunder or under any other document/ agreement, by adjusting, setting-off any deposit(s) and/or transferring monies lying to the balance of any account(s) held by the Guarantors with the Bank and/or its group companies notwithstanding that the deposit(s)/ balances lying in such account(s) may not be expressed in the same currency as such indebtedness. The Bank’s and its group companies’ rights hereunder shall not be affected by the Guarantors’ bankruptcy, death or winding-up. It shall be the Guarantors’ sole responsibility and liability to settle all disputes/ objections with any such joint account holders.

In addition to the above mentioned right or any other right which the Bank and its group companies may at any time be entitled whether by operation of law, contract or otherwise, the Guarantors authorise the Bank: (a) to combine or consolidate at any time all or any of the accounts and liabilities of the Guarantors with or to any branch of the Bank and/or its group companies; (b) to sell any of the Guarantors’ securities or properties held by the Bank by way of public or private sale without having to institute any judicial proceeding whatsoever and retain/appropriate from the proceeds derived there from the total amounts outstanding to the Bank and/or it group companies from the Guarantors, including costs and expenses in connection with such sale; and (c) in case of cross currency set-off, to convert an obligation in’ one currency to another currency at a rate determined at the sole discretion of the Bank and/or its group companies.

21.         Any admission or acknowledgement in writing given or any part payment made by the Borrower in respect of the Facilities shall be binding on the Guarantors and shall be treated as given on behalf of the Guarantors also.

22.         This Guarantee is in addition to and not by way of limitation of or substitution for, any other guarantee(s) that the Guarantors may have previously given or may hereafter give to the Bank (whether alone or jointly with other parties) and this Guarantee shall not revoke or limit any such other guarantee(s).

23.         Any demand for payment or notice tinder this Guarantee shall be sufficiently given if sent by post to or left at the last known address of the Guarantors and such demand or notice shall be assumed to have reached the addressee in the course of post, if given by post, and no period of limitation shall commence to run in favour of’ the Guarantors until after demand for payment in writing shall have been made or given as aforesaid and in proving such demand / notice when sent by post it shall be sufficiently proved that the envelope containing the demand / notice was posted and a certificate by any official of the Bank that to the best of his /her knowledge and belief, the envelope containing the said demand / notice was so posted shall be conclusive as against the Guarantors, even though it was returned unserved on account of refusal of the Guarantors or otherwise.

24.         This Guarantee shall be governed by and construed in accordance with the laws of India.

25.         The Guarantors agree that any legal action or proceedings arising out of this Guarantee may be brought by the Bank, in its absolute discretion, in any competent court, tribunal or other appropriate forum having jurisdiction. The Guarantors shall not exercise any rights which they may have acquired by way of subrogation or otherwise, or take any action or make any claim in competition with an action or a claim of the Bank.

26.         Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of prohibition or unenforceability but shall not invalidate the remaining provisions of this Guarantee or affect such provision in any other jurisdiction.

27.         The Guarantors hereby agree, confirm and undertake that:

(A)      the Bank shall, as the Bank may deem appropriate and necessary, be entitled to disclose all or any : (i) information and data relating to the Guarantors, (ii) information or data relating to this Guarantee or any other securities furnished by the Guarantors in favour of the Bank, (iii) obligations assumed / to be assumed by the Guarantors in relation to the Facilities under this Guarantee or any other securities furnished by the Guarantors for any other credit facility granted / to be granted by the Bank, (iv) default, if any, committed by the Guarantors in discharge of the aforesaid obligations, to Credit Information Bureau (India) Limited (“CIBIL”) and any other agency authorised in this behalf by Reserve Bank of India (“RBI”);

(B)        CIBIL and / or any other agency so authorised may use, process the aforesaid information and data disclosed by the Bank in the manner as deemed fit by them;

(C)        CIBIL and / or any other agency so authorised may furnish for consideration, the processed information and data or products thereof prepared by them, to the Bank / financial institutions and other credit grantors or registered users, as may be specified by RBI in this behalf;

(D)       the information and data furnished by the Guarantors to the Bank from time to time shall be true and correct.

(E)         in case the Guarantors commit a default in payment or repayment of any amounts in respect of the Facilities, the Bank and/or RBI will have an unqualified right to disclose or publish the details of the default and the name of the Guarantors (including its directors) as the case may be, as defaulters, in such manlier and through such medium as the Bank or RBI in their absolute discretion may think fit.

28.         (a) All capitalised terms used but not specifically defined herein shall have the respective meanings ascribed to them in the respective facility agreement/s / application(s).

(b)         A reference to :

an “amendment” includes a supplement, modification, novation, replacement or re-enactment and “amended” is to be construed accordingly;

“authorisation” includes an authorisation, consent, clearance, approval, permission, resolution, licence, exemption, filing and registration;

“law” includes any constitution, statute, law, rule, regulation, ordinance, judgement, order, decree, authorisation, or any published directive, guideline, requirement or governmental restriction having the force of law, or any determination by, or interpretation of any of the foregoing by, any judicial authority, whether in effect as of the date of this Guarantee;

“person” includes an individual, statutory corporation, body corporate, partnership, joint venture, association of persons, Hindu Undivided Family (HUF), societies (including co-operative societies), trust, unincorporated organisation, government (central, state or otherwise), sovereign state, or any agency, department, authority or political subdivision thereof, international organisation, agency or authority (in each case, whether or not having separate legal personality) and shall include their respective successors and assigns and in case of an individual shall include his legal representatives, administrators, executors and heirs and in case of a trust shall include the trustee or the trustees for the time being;

(c)          the singular includes the plural (and vice versa);

(d)         reference to the words “include” or “including” shall be construed without limitation;

(e)          reference to a gender shall include references to the female, male and neuter genders;

(f)            all approvals, permissions, consents or acceptance required from the Bank for any matter shall require the “prior”, “written” approval, permission, consent or acceptance of the Bank;

29.         A The Guarantors shall create / provide security as may be considered appropriate by the Bank in favour of the Bank / the security trustee / agent nominated by the Bank in such manner and form as the Bank may, in its sole discretion, require as security for performance of the obligations of the Borrower and the Guarantors, in a form and manner satisfactory to the Bank. All such security :

(a)          shall not be discharged by intermediate payment by the Borrower / Guarantors or any settlement of accounts by the Borrower / Guarantors;

(b)         shall be in addition to and not in derogation of any other security which the Bank may at any time hold in respect of the dues of the Borrower / Guarantors;

(c)          shall be available to the Bank until all accounts between the Bank and the Borrower / Guarantors in respect of the Facilities) are discharged in full to the satisfaction of the Bank;

(d)         shall operate as continuing security for all monies, indebtedness and liabilities as specified herein  notwithstanding the existence of a ‘nil’ balance or a credit balance in the Borrower’s account under the Facility Documents at any time or from time to time or at all times or any partial payments or fluctuations of accounts.

29.B In the event the security furnished by the Guarantors is found to be insufficient / incorrect in value the Guarantors shall furnish additional security as may be required by the Bank. Without prejudice to the above, in the event the security furnished by the Guarantors is subsequently found to be of inferior value to that as declared by the Guarantors, the Bank shall be entitled to declare the same as an event of default under the Facility Documents and call for repayment / payment of all amounts in respect of the Facilities.

29.C The Guarantors shall bear all taxes, duties and charges in relation to the transactions contemplated under this Guarantee.

29.D All documents provided by the Guarantors in connection with this Guarantee are genuine. The Bank may at any time, call for or require verification of originals of any / all such copies. Any such copy in possession of the Bank shall be deemed to have been given by the Guarantors.

29.E The Guarantors shall provide such documents and shall do all such acts, deeds and things as may be necessary or required in connection with this Guarantee.

29.F The provisions as are applicable to the Borrower in relation to the assets secured / to be secured by the Borrower, shall be applicable mutatis mutandis to the Guarantors.

30.         Notwithstanding any of the provisions of the Indian Contract Act, 1872 or any other applicable law, or any terms and conditions to the contrary contained in the Facility Documents and/or this Guarantee, the Bank may, at its absolute discretion, appropriate any payments made by the Borrower or Guarantors and any amounts realised by the Bank by enforcement of security or otherwise, towards the dues payable by the Borrower to the Bank under the Facility Documents and/or any other agreements whatsoever between the Borrower and the Bank and in any manner whatsoever. Notwithstanding any such appropriation by the Bank towards settlement of any dues payable by the Borrower to the Bank under any other agreements between the Borrower and the Bank, the Guarantors shall continue to remain liable to the Bank for all outstanding/remaining amounts in respect of the Facility.

The Guarantors acknowledge and confirm that the Guarantors have read and understood all the Facility Documents and this Guarantee as set out and/or referred to in the applications submitted by/on behalf of the Borrower.

31.         In case there are more than one Guarantors, each of the Guarantors shall be jointly and severally liable to the Bank for performance of all obligations under this Guarantee.

32.         The Bank may, at any time, assign or transfer all or any of its rights, benefits and obligations under this Guarantee to any person without any consent of or intimation to the Borrower/s and/or the Guarantors.

SCHEDULE

1.  PLACE OF EXECUTION

At 54, Prakriti Marg, M.G. Road in the State of Delhi

2.A  DATE OF THIS GUARANTEE

On the                      day of                     , Two Thousand and Ten.

2.B   DATE/S OF THE FACILITY AGREEMENT / APPLICATION(S) AND DETAILS OF THE FACILITIES

(i)  Facility Agreement dated the                      day of                     , Two Thousand and Ten

(ii)  Details of the Facilities :

Working capital (one time STL) facilities up to Overall Limits : Not exceeding in the aggregate Rs 250.0million at any time.

2.D  ADDRESS OF BRANCH / OFFICE OF THE BANK

ICICI BANK LIMITED
Videocon Towers,
E- I Extension, Jhandewalan,
New Delhi - 110055

3.  DETAILS OF THE BORROWER

AMIRA FOODS (INDIA) LIMITED, a company within the meaning of the Companies Act, 1956 and having its Registered Office at B-I/E-28, Mohan Co-Operative Industrial Estate, Matura Road, New Delhi -110044.

The expression “Borrower” shall, unless it be repugnant to the subject or context thereof, include its successors and permitted assigns.

4.  DETAILS OF THE GUARANTORS

Mr. Karan A Chanana, age 38 yrs., son of Mr. Anil Chanana, residing at 36, Prakriti Marg, MG Road, New Delhi -110030,

6.  NON DISPOSAL OF ASSETS

The Guarantors shall not sell, transfer, assign, dispose of, mortgage, charge, pledge or create any lien or in            any way encumber their immoveable and moveable properties, whether as sole or joint owner, more particularly described below, and the immoveable properties to be acquired by the Guarantors in future, whether as sole or joint owner, without the Bank’s prior written consent till the obligations under this Guarantee are discharged in full :

[ LIST OF ASSETS — AS CA CERTIFICATE ATTACHED ]

7.                                       The Guarantors hereby expressly covenant, declare, represent and undertake that :

(i)                                     The property to be secured (the Secured Property) will be maintained in good order and condition and all necessary repairs, additions and improvements thereto will be made during the currency of the Facility and the Guarantor will ensure that the value of the Secured Property does not diminish.

(ii)                                  The Guarantors shall promptly give written notice to the Bank of:

(a)                                  Any dispute, which might arise between the Guarantors and any person or any governmental body or authority relating to or concerning the Secured Property.

(b)                                 Any distress or execution being levied against the Secured Property.

(c)                                  Any material circumstances affecting the ability of the Guarantors to perform its obligations hereunder.

(iii)                               The Guarantors shall bear all costs of making good any deficit in stamp duty on any document executed by the Guarantors in relation to the Facility/security.

(iv)                              The Secured Property is currently in use/occupation of the Guarantors and the Secured Property shall not be used/occupied by any other person, nor shall any change of use/purpose of use of the Secured Property be permitted without prior written permission of the Bank.

(v)                                 The Guarantors shall ensure that the Secured Property is insured against fire, earthquake, flood, storm, tempest or typhoon and other hazards, as may be required by the Bank, with the Bank being made the sole beneficiary/loss payee/assignee under the policy, for a value as required by the Bank and produce evidence thereof to the Bank/security trustee/agent whenever called upon to do so; and that during the subsistence of this Guarantee, the Guarantors shall ensure that the insurance policy/ies are valid, subsisting and operative by complying with the terms of issue of such insurance policy/ies including the timely payment of the premium for such policy/ies, and agrees to produce the necessary proof/receipts of such validity/subsistence/operativeness to the Bank whenever required.

(vi)                              The Guarantors shall promptly inform the Bank of (a) any additions/proposed additions to or alterations in the Secured Property; and (b) any loss or damage to the Secured Property.

(vii)                           The Guarantors shall ensure the due and punctual compliance with all the terms and conditions of holding the Secured Property and all the rules, regulations, bye-laws, etc., of the concerned co-operative society, association, limited company or any other competent authority, as the case may be, and pay such maintenance and other charges for the upkeep of the Secured Property as also any other dues, etc., as may be payable in respect of the Secured Property and/or of the use thereof.

(viii)                        The Bank/its authorized representatives shall be entitled to carry out inspections of the Secured Property, in sue manner and at such time(s) as the Bank may specify from time to time.

(ix)                                The Secured Property is not included in or affected by any of the schemes of Central/State Government or of the improvement trust or any other public body or local authority or by any alignment, widening or construction of road under any scheme of the Central/State Government or of any Corporation, Municipal Committee, Gram Panchayat, etc.

8.                                       The Guarantors further agree that unless the Bank shall otherwise previously approve in writing, the Guarantors shall not:

(i)                                     Enter into any agreement or arrangement with any person, institution or government body for the use, occupation or disposal of the Secured Property or any part thereof.

(ii)                                  Change use of the Secured Property provided that if the Secured Property is used for any purpose other than the purpose(s) stated in the applications made by the Borrower, in addition to any other action which the Bank might take, the Bank shall be entitled to charge, in its sole discretion, such higher rate of interest as it might fix in the circumstances of the case.

(iii)                               Amalgamate or merge the Secured Property or any of his other property with any other adjacent property nor shall the Guarantors create any right of way or any other easement on the Secured Property.

(iv)                              Stand surety for anybody or guarantee the repayment of any facility or overdraft or the purchase price of any assets .

(v)                                 Leave India for employment or business or for long term stay abroad so long as any amounts remain outstanding under the Facility together with interest and other dues and charges including prepayment charges as per the rules of the Bank then in force. Whether the stay is long term or not shall be decided solely by the Bank.

(vi)                              Execute any document or other deed, in favour of any person to deal with the Secured Property in any manner.

(vii)                           Effect any oral or other partition of the Secured Property or enter into any family arrangement or use it for the purpose of business.

(viii)                        Save and except with the prior written permission of the Bank not to borrow from any bank/ financial institution/ other sources nor to charge any Secured Property until all amounts in respect of the Facility are paid in full.

IN WITNESS WHEREOF the Guarantors have caused this Guarantee to be executed on the day, month and year hereinabove written in the manner hereinafter appearing.

SIGNED AND DELIVERED by the within named Guarantors,

/s/ Karan A. Chanana
Mr. Karan A Chanana